Exhibit 10.9.4

*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

AMENDMENT #4 TO CARRIER SERVICE AGREEMENT

ESCHELON TELECOM, INC.

July 17, 2001

This is Amendment #4 to the Carrier Service Agreement between Global Crossing Bandwidth, Inc., (“Global Crossing”) and Eschelon Telecom, Inc. (“Eschelon” or “Purchaser”), dated August 25, 2000, as amended (the “Agreement”).

1.                                       Except as otherwise stated, capitalized terms used herein have the same meaning as set forth in the Agreement.

2.                                       Eschelon’s Access Direct Switched and Dedicated Outbound Service, Switched and Dedicated Toll Free Service and Switched and Dedicated International Service rates, as last identified in the Agreement, are modified as set out in Amended Exhibits G(a), H(a), H(b), I(a), J(a) and K(a) attached to this Amendment.

3.                                       All revised rates are attached hereto and made a part hereof and will be effective on a go forward basis with Eschelon’s first full Billing Cycle following the execution of this Amendment #4 by Global Crossing.

4.                                       The balance of the Agreement and any executed amendments or addenda thereto not modified by this Amendment #4 shall remain in full force and effect.

5.                                       This Amendment #4 is effective as of the date signed by Global Crossing below.

Global Crossing Bandwidth, Inc		Eschelon Telecom, Inc.

By:	/s/ Barrett O. MacCheyne	By:	/s/ R.A. Smith
	Barrett O. MacCheyne, President		Richard Smith, President
	North American Carrier Services		and Chief Operating Officer

Date:	7/17/01	Date:	7/17/01

July 17, 2001

Amended Exhibit G(a)

Global Crossing Access Direct sm

Switched Outbound Service

Customer Specific

INTERSTATE

PRICING
Call Types	Tier A - Tier A	Tier A - Tier B	Tier A - Tier C	Tier B - Tier A	Tier B - Tier B	Tier B - Tier C	Tier C - Tier A	Tier C - Tier B	Tier C - Tier C
	***	***	***	***	***	***	***	***	***

INTRASTATE

PRICING
State	Tier A - Tier A	Tier A - Tier B	Tier A - Tier C	Tier B - Tier A	Tier B - Tier B	Tier B - Tier C	Tier C - Tier A	Tier C - Tier B	Tier C - Tier C
AL	***	***	***	***	***	***	***	***	***
AR	***	***	***	***	***	***	***	***	***
AZ	***	***	***	***	***	***	***	***	***
CA	***	***	***	***	***	***	***	***	***
CO	***	***	***	***	***	***	***	***	***
CT	***	***	***	***	***	***	***	***	***
DE	***	***	***	***	***	***	***	***	***
FL	***	***	***	***	***	***	***	***	***
GA	***	***	***	***	***	***	***	***	***
IA	***	***	***	***	***	***	***	***	***
ID	***	***	***	***	***	***	***	***	***
IL	***	***	***	***	***	***	***	***	***
IN	***	***	***	***	***	***	***	***	***
KS	***	***	***	***	***	***	***	***	***
KY	***	***	***	***	***	***	***	***	***
LA	***	***	***	***	***	***	***	***	***
MA	***	***	***	***	***	***	***	***	***
MD	***	***	***	***	***	***	***	***	***
ME	***	***	***	***	***	***	***	***	***
MI	***	***	***	***	***	***	***	***	***
MN	***	***	***	***	***	***	***	***	***
MO	***	***	***	***	***	***	***	***	***
MS	***	***	***	***	***	***	***	***	***
MT	***	***	***	***	***	***	***	***	***
NC	***	***	***	***	***	***	***	***	***
ND	***	***	***	***	***	***	***	***	***
NE	***	***	***	***	***	***	***	***	***
NH	***	***	***	***	***	***	***	***	***
NJ	***	***	***	***	***	***	***	***	***

Tier A= RBOC  Tier B= CITC  Tier C= NECA

INTRASTATE

PRICING
State	Tier A - Tier A	Tier A - Tier B	Tier A - Tier C	Tier B - Tier A	Tier B - Tier B	Tier B - Tier C	Tier C - Tier A	Tier C - Tier B	Tier C - Tier C
NM	***	***	***	***	***	***	***	***	***
NV	***	***	***	***	***	***	***	***	***
NY	***	***	***	***	***	***	***	***	***
OH	***	***	***	***	***	***	***	***	***
OK	***	***	***	***	***	***	***	***	***
OR	***	***	***	***	***	***	***	***	***
PA	***	***	***	***	***	***	***	***	***
RI	***	***	***	***	***	***	***	***	***
SC	***	***	***	***	***	***	***	***	***
SD	***	***	***	***	***	***	***	***	***
TN	***	***	***	***	***	***	***	***	***
TX	***	***	***	***	***	***	***	***	***
UT	***	***	***	***	***	***	***	***	***
VA	***	***	***	***	***	***	***	***	***
VT	***	***	***	***	***	***	***	***	***
WA	***	***	***	***	***	***	***	***	***
WI	***	***	***	***	***	***	***	***	***
WV	***	***	***	***	***	***	***	***	***
WY	***	***	***	***	***	***	***	***	***

OffShore	***	Termination To Alaska
	***	Termination To Hawaii
	***	Termination To USVI/PR
	***	Termination To Canada
	***	Termination To Guam
	***	Termination To Saipan

Directory Assistance	***	Per Call (Domestic and Canada)

Billing increments for (i) domestic and domestic off-shore calls are billed in six second increments, (ii) international calls are billed in six second increments after a thirty second minimum (calls to Mexico are billed in one minute increments), and (iii) directory assistance calls are billed at a flat rate.

Amended Exhibit H(a)

Global Crossing Access Direct sm

Switched Toll Free Service

Customer Specific

INTERSTATE

PRICING
Call Types	Tier A - Tier A	Tier A - Tier B	Tier A - Tier C	Tier B - Tier A	Tier B - Tier B	Tier B - Tier C	Tier C - Tier A	Tier C - Tier B	Tier C - Tier C
	***	***	***	***	***	***	***	***	***

INTRASTATE

PRICING
State	Tier A - Tier A	Tier A - Tier B	Tier A - Tier C	Tier B - Tier A	Tier B - Tier B	Tier B - Tier C	Tier C - Tier A	Tier C - Tier B	Tier C - Tier C
AL	***	***	***	***	***	***	***	***	***
AR	***	***	***	***	***	***	***	***	***
AZ	***	***	***	***	***	***	***	***	***
CA	***	***	***	***	***	***	***	***	***
CO	***	***	***	***	***	***	***	***	***
CT	***	***	***	***	***	***	***	***	***
DE	***	***	***	***	***	***	***	***	***
FL	***	***	***	***	***	***	***	***	***
GA	***	***	***	***	***	***	***	***	***
IA	***	***	***	***	***	***	***	***	***
ID	***	***	***	***	***	***	***	***	***
IL	***	***	***	***	***	***	***	***	***
IN	***	***	***	***	***	***	***	***	***
KS	***	***	***	***	***	***	***	***	***
KY	***	***	***	***	***	***	***	***	***
LA	***	***	***	***	***	***	***	***	***
MA	***	***	***	***	***	***	***	***	***
MD	***	***	***	***	***	***	***	***	***
ME	***	***	***	***	***	***	***	***	***
MI	***	***	***	***	***	***	***	***	***
MN	***	***	***	***	***	***	***	***	***
MO	***	***	***	***	***	***	***	***	***
MS	***	***	***	***	***	***	***	***	***
MT	***	***	***	***	***	***	***	***	***
NC	***	***	***	***	***	***	***	***	***
ND	***	***	***	***	***	***	***	***	***
NE	***	***	***	***	***	***	***	***	***
NH	***	***	***	***	***	***	***	***	***
NJ	***	***	***	***	***	***	***	***	***

Tier A =  RBOC   Tier B = CITC   Tier C = NECA

INTRASTATE

PRICING
State	Tier A - Tier A	Tier A - Tier B	Tier A - Tier C	Tier B - Tier A	Tier B - Tier B	Tier B - Tier C	Tier C - Tier A	Tier C - Tier B	Tier C - Tier C
NM	***	***	***	***	***	***	***	***	***
NV	***	***	***	***	***	***	***	***	***
NY	***	***	***	***	***	***	***	***	***
OH	***	***	***	***	***	***	***	***	***
OK	***	***	***	***	***	***	***	***	***
OR	***	***	***	***	***	***	***	***	***
PA	***	***	***	***	***	***	***	***	***
RI	***	***	***	***	***	***	***	***	***
SC	***	***	***	***	***	***	***	***	***
SD	***	***	***	***	***	***	***	***	***
TN	***	***	***	***	***	***	***	***	***
TX	***	***	***	***	***	***	***	***	***
UT	***	***	***	***	***	***	***	***	***
VA	***	***	***	***	***	***	***	***	***
VT	***	***	***	***	***	***	***	***	***
WA	***	***	***	***	***	***	***	***	***
WI	***	***	***	***	***	***	***	***	***
WV	***	***	***	***	***	***	***	***	***
WY	***	***	***	***	***	***	***	***	***

Toll Free Calls Originating Offshore and Terminating in United States

Country	Rate Per Minute
Alaska	***
Anguilla	***
Antigua/Barbuda	***
Bahamas	***
Barbados	***
Bermuda	***
British VI	***
Cayman Island	***
Dominica	***
Dominican Republic	***
Grenada	***
Guam	***
Hawaii	***
Jamaica	***
Montserrat	***
Nevis	***
PR/USVI	***
St. Kitts	***
St. Lucia	***
St. Vincent/Grenadines	***
Saipan	***
Trinidad & Tobago	***
Turks & Caicos	***

Mexico	Rate Per Minute
Mexico – All Bands	***

Toll Free Calls Originating in Canada and Terminating in United States

Canada	Rate Per Minute
Canada	***

Toll Free Calls Originating in United States and Terminating in Canada

Canada	Rate Per Minute
Canada	***

NOTE:  Global Crossing bills the Carrier for all calls completed to its switch, regardless if the call is completed to the called party.

Billing increments for (i) domestic and domestic off-shore calls are billed in six second increments, (ii) international calls are billed in six second increments after a thirty second minimum (calls to Mexico are billed in one minute increments), and (iii) directory assistance calls are billed at a flat rate.

Amended Exhibit H(b)

Global Crossing Access Direct sm

Dedicated Toll Free Service

Customer Specific

INTERSTATE
PRICING
Call Types	Orig From Tier A	Orig From Tier B	Orig From Tier C
	***	***	***

INTRASTATE
PRICING
State	Orig From Tier A	Orig From Tier B	Orig From Tier C
AL	***	***	***
AR	***	***	***
AZ	***	***	***
CA	***	***	***
CO	***	***	***
CT	***	***	***
DE	***	***	***
FL	***	***	***
GA	***	***	***
IA	***	***	***
ID	***	***	***
IL	***	***	***
IN	***	***	***
KS	***	***	***
KY	***	***	***
LA	***	***	***
MA	***	***	***
MD	***	***	***
ME	***	***	***
MI	***	***	***
MN	***	***	***
MO	***	***	***
MS	***	***	***
MT	***	***	***
NC	***	***	***
ND	***	***	***
NE	***	***	***
NH	***	***	***
NJ	***	***	***

Tier A = RBOC   Tier B = CITC   Tier C = NECA

INTRASTATE
PRICING
State	Orig From Tier A	Orig From Tier B	Orig From Tier C
NM	***	***	***
NV	***	***	***
NY	***	***	***
OH	***	***	***
OK	***	***	***
OR	***	***	***
PA	***	***	***
RI	***	***	***
SC	***	***	***
SD	***	***	***
TN	***	***	***
TX	***	***	***
UT	***	***	***
VA	***	***	***
VT	***	***	***
WA	***	***	***
WI	***	***	***
WV	***	***	***
WY	***	***	***

Toll Free Calls Originating Offshore and Terminating in United States

Country	Rate Per Minute
Alaska	***
Anguilla	***
Antigua/Barbuda	***
Bahamas	***
Barbados	***
Bermuda	***
British VI	***
Cayman Island	***
Dominica	***
Dominican Republic	***
Grenada	***
Guam	***
Hawaii	***
Jamaica	***
Montserrat	***
Nevis	***
PR/USVI	***
St. Kitts	***
St. Lucia	***
St. Vincent/Grenadines	***
Saipan	***
Trinidad & Tobago	***
Turks & Caicos	***

Mexico	Rate Per Minute
***	***

Toll Free Calls Originating in Canada and Terminating in United States

Canada	Rate Per Minute
Canada	***

Toll Free Calls Originating in United States and Terminating in Canada

Canada	Rate Per Minute
Canada	***

NOTE:  Global Crossing bills the Carrier for all calls completed to its switch, regardless if the call is completed to the called party.

Billing increments for (i) domestic and domestic off-shore calls are billed in six second increments, (ii) international calls are billed in six second increments after a thirty second minimum (calls to Mexico are billed in one minute increments), and (iii) directory assistance calls are billed at a flat rate.

Amended Exhibit I(a)

Global Crossing Access Direct sm

Dedicated Outbound Service

Customer Specific

INTERSTATE
PRICING
Call Types	Orig From Tier A	Orig From Tier B	Orig From Tier C
	***	***	***

INTRASTATE
PRICING
State	Orig From Tier A	Orig From Tier B	Orig From Tier C
AL	***	***	***
AR	***	***	***
AZ	***	***	***
CA	***	***	***
CO	***	***	***
CT	***	***	***
DE	***	***	***
FL	***	***	***
GA	***	***	***
IA	***	***	***
ID	***	***	***
IL	***	***	***
IN	***	***	***
KS	***	***	***
KY	***	***	***
LA	***	***	***
MA	***	***	***
MD	***	***	***
ME	***	***	***
MI	***	***	***
MN	***	***	***
MO	***	***	***
MS	***	***	***
MT	***	***	***
NC	***	***	***
ND	***	***	***
NE	***	***	***
NH	***	***	***
NJ	***	***	***

Tier A = RBOC  Tier B = CITC  Tier C = NECA

INTRASTATE
PRICING
State	Orig From Tier A	Orig From Tier B	Orig From Tier C
NM	***	***	***
NV	***	***	***
NY	***	***	***
OH	***	***	***
OK	***	***	***
OR	***	***	***
PA	***	***	***
RI	***	***	***
SC	***	***	***
SD	***	***	***
TN	***	***	***
TX	***	***	***
UT	***	***	***
VA	***	***	***
VT	***	***	***
WA	***	***	***
WI	***	***	***
WV	***	***	***
WY	***	***	***

OffShore	***	Alaska Termination
	***	Hawaii Termination
	***	USVI/PR Termination
	***	Canada Termination
	***	Guam Termination
	***	Saipan Termination

Directory Assistance	***	Per Call (Domestic and Canadian)

Billing increments for (i) domestic and domestic off-shore calls are billed in six second increments, (ii) international calls are billed in six second increments after a thirty second minimum (calls to Mexico are billed in one minute increments), and (iii) directory assistance calls are billed at a flat rate.

Amended Exhibit J(a)

Global Crossing Access Directsm

Switched International Service

CODE	COUNTRY	Rate Per Minute
93	Afghanistan	***
355	Albania	***
213	Algeria	***
213(C)	Algeria (Cellular)	***
684	American Samoa	***
684(C)	American Samoa (Cellular)	***
376	Andorra	***
376(C)	Andorra (Cellular)	***
244	Angola	***
244(C)	Angola (Cellular)	***
1264	Anguilla	***
672	Antarctica - Casey	***
672	Antarctica - Scott	***
1268	Antigua/Barbuda	***
1268(A)	Antigua/Barbuda (Audiotext)	***
54	Argentina	***
54(1)	Argentina – Buenos Aires	***
54(A)	Argentina (Audiotext)	***
54(C)	Argentina (Cellular)	***
374	Armenia	***
374(C)	Armenia (Cellular)	***
297	Aruba	***
297(A)	Aruba (Audiotext)	***
247	Ascension Island	***
247(A)	Ascension Island (Audiotext)	***
61	Australia	***
61(C)	Australia (Cellular)	***
43	Austria	***
43(C)	Austria (Cellular)	***
994	Azerbaijan	***
994(C)	Azerbaijan (Cellular)	***
1242	Bahamas	***
973	Bahrain	***
973(A)	Bahrain (Audiotext)	***
973(C)	Bahrain (Cellular)	***
880	Bangladesh	***
880(2)	Bangladesh - Dakka	***
880(C)	Bangladesh (Cellular)	***
1246	Barbados	***
375	Belarus	***
375(C)	Belarus (Cellular)	***
32	Belgium	***
32(C)	Belgium (Cellular)	***
501	Belize	***
229	Benin	***
1441	Bermuda	***
975	Bhutan	***
591	Bolivia	***
591(2)	Bolivia – La Paz	***
591(C)	Bolivia (Cellular)	***
387	Bosnia-Herzegovina	***
387(C)	Bosnia-Herzegovina (Cellular)	***
267	Botswana	***
55	Brazil	***
55(21)	Brazil - Rio De Janeiro	***
55(11)	Brazil- Sao Paulo	***
55(C)	Brazil (Cellular)	***
1284	British Virgin Islands	***
673	Brunei	***
673(C)	Brunei (Cellular)	***
359	Bulgaria	***
359(C)	Bulgaria (Cellular)	***
226	Burkino Faso	***
257	Burundi	***
257(C)	Burundi (Cellular)	***
855	Cambodia	***
855(C)	Cambodia (Cellular)	***
237	Cameroon	***
237(A)	Cameroon (Audiotext)	***
237(C)	Cameroon (Cellular)	***
34	Canary Island	***
238	Cape Verde Islands	***
1345	Cayman Islands	***
236	Central African Republic	***
236(A)	Central African Republic	***
235	Chad Republic	***
235(A)	Chad Republic (Audiotext)	***
235(C)	Chad Republic (Cellular)	***
56	Chile	***
56(A)	Chile (Audiotext)	***
56(C)	Chile (Cellular)	***
86	China	***
86(1)	China – Beijing	***
86(591)	China – Fuzhou	***
86(20)	China – Guangzhou	***
86(21)	China – Shanghai	***
86(C)	China (Cellular)	***
61(9164)	Christmas Island	***
61(9162)	Cocos-Kelling Island	***
57	Colombia	***

CODE	COUNTRY	Rate Per Minute
57(1)	Colombia - Bogota	***
57(2)	Colombia - Cali	***
57(C)	Colombia (Cellular)	***
242	Congo Republic	***
242(C)	Congo Republic (Cellular)	***
682	Cook Islands	***
682(A)	Cook Islands(Audiotext)	***
682(C)	Cook Islands (Cellular)	***
506	Costa Rica	***
506(C)	Costa Rica (Cellular)	***
385	Croatia	***
385(C)	Croatia (Cellular)	***
53	Cuba	***
357	Cyprus	***
357(C)	Cyprus (Cellular)	***
420	Czech Republic	***
420(C)	Czech Republic (Cellular)	***
45	Denmark	***
45(C)	Denmark (Cellular)	***
246	Diego Garcia	***
253	Djibouti Republic	***
253(C)	Djibouti Republic (Cellular)	***
1767	Dominica	***
1767(A)	Dominica (Audiotext)*	***
1809	Dominican Republic	***
1809(A)	Dominican Republic	***
1809(C)	Dominican Republic (Cellular)	***
593	Ecuador	***
593(2)	Ecuador – Quito	***
593(C)	Ecuador (Cellular)	***
20	Egypt	***
20(1)	Egypt – Cairo	***
20(C)	Egypt (Cellular)	***
503	El Salvador	***
503(C)	El Salvador (Cellular)	***
240	Equatorial Guinea Republic	***
291	Eritrea	***
372	Estonia	***
372(C)	Estonia (Cellular)	***
251	Ethiopia	***
251(C)	Ethiopia (Cellular)	***
298	Faeroe Islands	***
500	Faulkland Islands	***
679	Fiji Islands	***
679(A)	Fiji Islands (Audiotext)	***
679(C)	Fiji Islands (Cellular)	***
358	Finland	***
358(C)	Finland (Cellular)	***
33	France	***
33(1)	France - Paris	***
33(C)	France (Cellular)	***
596	French Antilles/Martinique	***
596(A)	French Antilles/Martinique	***
594	French Guiana	***
689	French Polynesia	***
241	Gabon Republic	***
241(C)	Gabon Republic (Cellular)	***
220	Gambia	***
995	Georgia	***
995(C)	Georgia (Cellular)	***
49	Germany	***
49(30)	Germany – Berlin	***
49(69)	Germany – Frankfurt	***
49(40)	Germany – Hamburg	***
49(89)	Germany – Munich	***
49(A)	Germany (Audiotext)	***
49(C)	Germany (Cellular)	***
233	Ghana	***
233(C)	Ghana (Cellular)	***
350	Gibraltar	***
350(C)	Gibraltar (Cellular)	***
686	Gilbert Island	***
30	Greece	***
30(1)	Greece – Athens	***
30(C)	Greece (Cellular)	***
299	Greenland	***
299(C)	Greenland (Cellular)	***
1473	Grenada	***
590	Guadeloupe	***
590(A)	Guadeloupe (Audiotext)	***
53	Guantanamo Bay	***
502	Guatemala	***
502(C)	Guatemala (Cellular)	***
224	Guinea	***
245	Guinea Bissau	***
245(A)	Guinea Bissau (Audiotext)	***
245(C)	Guinea Bissau (Cellular)	***
592	Guyana	***

CODE	COUNTRY	Rate Per Minute
592(A)	Guyana (Audiotext)	***
592(C)	Guyana (Cellular)	***
509	Haiti	***
509(C)	Haiti (Cellular)	***
504	Honduras	***
504(C)	Honduras (Cellular)	***
852	Hong Kong	***
852(A)	Hong Kong (Audiotext)	***
852(C)	Hong Kong (Cellular)	***
36	Hungary	***
36(C)	Hungary (Cellular)	***
354	Iceland	***
354(C)	Iceland (Cellular)	***
91	India	***
91(80)	India – Bangalore	***
91(22)	India – Bombay	***
91(11)	India – New Delhi	***
91(C)	India (Cellular)	***
62	Indonesia	***
62(21)	Indonesia – Jakarta	***
62(C)	Indonesia (Cellular)	***
871	Inmarsat (AOR)	***
873	Inmarsat (IOR)	***
872	Inmarsat (POR)	***
874	Inmarsat (WAT)	***
98	Iran	***
98(C)	Iran (Cellular)	***
964	Iraq	***
353	Ireland	***
353(1)	Ireland – Dublin	***
353(C)	Ireland (Cellular)	***
881(6)	Iridium	***
881(7)	Iridium	***
972	Israel	***
972(C)	Israel (Cellular)	***
39	Italy	***
39(06)	Italy – Rome	***
39(C)	Italy (Cellular)	***
225	Ivory Coast	***
225(C)	Ivory Coast (Cellular)	***
1876	Jamaica	***
1876(C)	Jamaica (Cellular)*	***
81	Japan	***
81(90)	Japan – Okinawa	***
81(60)	Japan - Osaka	***
81(3)	Japan – Tokyo	***
81(C)	Japan (Cellular)	***
81(OM)	Japan Osaka (Military)	***
81(TM)	Japan Tokyo (Military)	***
962	Jordan	***
962(C)	Jordan (Cellular)	***
7(31-33)	Kazakhstan	***
254	Kenya	***
686	Kiribati	***
686(C)	Kiribati (Cellular)	***
965	Kuwait	***
965(C)	Kuwait (Cellular)	***
996	Kvrgvzstan	***
996(C)	Kvrgvzstan (Cellular)	***
856	Laos	***
371	Latvia	***
371(C)	Latvia (Cellular)	***
961	Lebanon	***
961(C)	Lebanon (Cellular)	***
266	Lesotho	***
231	Liberia	***
231(C)	Liberia (Cellular)	***
218	Libya	***
423	Liechtenstein	***
423(C)	Liechtenstein (Cellular)	***
370	Lithuania	***
370(C)	Lithuania (Cellular)	***
352	Luxembourg	***
352(C)	Luxembourg (Cellular)	***
853	Macao	***
853(C)	Macao (Cellular)	***
389	Macedonia	***
389(C)	Macedonia (Cellular)	***
261	Madagascar	***
261(A)	Madagascar (Audiotext)	***
261(C)	Madagascar (Cellular)	***
265	Malawi	***
60	Malaysia	***
60(3)	Malaysia – Kuala Lumpur	***
60(C)	Malaysia (Cellular)	***
960	Maldives Republic	***
960(A)	Maldives Republic (Audiotext)	***
960(C)	Maldives Republic (Cellular)	***

CODE	COUNTRY	Rate Per Minute
223	Mali Republic	***
356	Malta Republic	***
692	Marshall Islands	***
222	Mauritania	***
230	Mauritius	***
269	Mavotte Island (Comoros)	***
691	Micronesia	***
373	Moldova	***
373(A)	Moldova (Audiotext)	***
373(C)	Moldova (Cellular)	***
377	Monaco	***
377(A)	Monaco (Audiotext)	***
377(C)	Monaco (Cellular)	***
976	Mongolia	***
1664	Montserrat	***
1664(A)	Montserrat (Audiotext)	***
212	Morocco	***
212(C)	Morocco (Cellular)	***
258	Mozambique	***
95	Myanmar/Burma	***
264	Namibia	***
674	Nauru	***
674(A)	Nauru (Audiotext)	***
674(C)	Nauru (Cellular)	***
977	Nepal	***
977(C)	Nepal (Cellular)	***
31	Netherlands	***
31(C)	Netherlands (Cellular)	***
599	Netherlands Antilles	***
599(C)	Netherlands Antilles (Cellular)	***
687	New Caledonia	***
687(A)	New Caledonia (Audiotext)	***
64	New Zealand	***
64(C)	New Zealand (Cellular)	***
505	Nicaragua	***
505(C)	Nicaragua (Cellular)	***
227	Niger Republic	***
234	Nigeria	***
234(1)	Nigeria – Lagos	***
234(C)	Nigeria (Cellular)	***
683	Niue Island	***
683(A)	Niue Island (Audiotext)	***
683(C)	Niue Island (Cellular)	***
672	Norfolk Island	***
672(C)	Norfolk Island (Cellular)	***
850	North Korea	***
47	Norway	***
47(C)	Norway (Cellular)	***
968	Oman	***
92	Pakistan	***
92(C)	Pakistan (Cellular)	***
680	Palau Republic	***
507	Panama	***
507(A)	Panama (Audiotext)	***
507(C)	Panama (Cellular)	***
675	Papua New Guinea	***
675(A)	Papua New Guinea (Audiotext)	***
675(C)	Papua New Guinea (Cellular)	***
595	Paraguay	***
595(C)	Paraguay (Cellular)	***
51	Peru	***
51(C)	Peru (Cellular)	***
63	Philippines	***
63(2)	Philippines – Manila	***
63(C)	Philippines (Cellular)	***
48	Poland	***
48(C)	Poland (Cellular)	***
351	Portugal	***
351(C)	Portugal (Cellular)	***
974	Qatar	***
974(C)	Qatar (Cellular)	***
262	Reunion Island	***
40	Romania	***
40(C)	Romania (Cellular)	***
7	Russia	***
7(C)	Russia (Cellular)	***
250	Rwanda	***
250(C)	Rwanda (Cellular)	***
378	San Marino	***
378(C)	San Marino (Cellular)	***
239	Sao Tome	***
239(A)	Sao Tome (Audiotext)	***
966	Saudi Arabia	***
966(C)	Saudi Arabia (Cellular)	***
221	Senegal	***
221(A)	Senegal (Audiotext)	***
221(C)	Senegal (Cellular)	***
248	Sevchelles Island	***

CODE	COUNTRY	Rate Per Minute
248(A)	Sevchelles Island (Audiotext)	***
248(C)	Sevchelles Island (Cellular)	***
232	Sierra Leone	***
232(A)	Sierra Leone (Audiotext)	***
232(C)	Sierra Leone (Cellular)	***
65	Singapore	***
65(C)	Singapore (Cellular)	***
421	Slovakia	***
386	Slovenia	***
386(C)	Slovenia (Cellular)	***
677	Soloman Islands	***
677(A)	Soloman Islands (Audiotext)	***
677(C)	Soloman Islands (Cellular)	***
252	Somalia	***
27	South Africa	***
27(11)	South Africa – Johannesburg	***
27(A)	South Africa (Audiotext)	***
27(C)	South Africa (Cellular)	***
82	South Korea	***
82(C)	South Korea (Cellular)	***
34	Spain	***
34 (93)	Spain – Barcelona	***
34 (91)	Spain – Madrid	***
34(C)	Spain (Cellular)	***
94	Sri Lanka	***
94(C)	Sri Lanka (Cellular)	***
290	St. Helena	***
1869	St. Kitts/Nevis	***
1758	St. Lucia	***
508	St. Pierre & Miguelon	***
1784	St. Vincent-Grenadines	***
1784(A)	St. Vincent-Grenadines	***
1784(C)	St. Vincent-Grenadines	***
249	Sudan	***
597	Suriname	***
597(C)	Suriname (Cellular)	***
268	Swaziland	***
46	Sweden	***
46(C)	Sweden (Cellular)	***
41	Switzerland	***
41(C)	Switzerland (Cellular)	***
963	Syria	***
886	Taiwan	***
886(2)	Taiwan – Taipei	***
886(C)	Taiwan (Cellular)	***
992	Taiikistan	***
992(C)	Taiikistan (Cellular)	***
255	Tanzania	***
255(C)	Tanzania (Cellular)	***
66	Thailand	***
66(2)	Thailand – Bangkok	***
66(C)	Thailand (Cellular)	***
228	Togo Republic	***
676	Tonga Islands	***
676(A)	Tonga Islands (Audiotext)	***
676(C)	Tonga Islands (Cellular)	***
1868	Trinidad & Tobago	***
1868(A)	Trinidad & Tobago (Audiotext)	***
1868(C)	Trinidad & Tobago (Cellular)*	***
216	Tunisia	***
90	Turkey	***
90(216)	Turkey – Istanbul	***
90(C)	Turkey (Cellular)	***
993	Turkmenistan	***
1649	Turks & Caicos Islands	***
1649(A)	Turks & Caicos Islands	***
688	Tuvalu	***
688(A)	Tuvalu (Audiotext)	***
688(C)	Tuvalu (Cellular)	***
256	Uganda	***
380	Ukraine	***
380(44)	Ukraine – Kiev	***
380(C)	Ukraine (Cellular)	***
971	United Arab Emirates	***
971(C)	United Arab Emirates (Cellular)	***
44	United Kingdom	***
44(C)	United Kingdom (Cellular)	***
598	Uruguay	***
998	Uzbekistan	***
678	Vanuatu Republic	***
678(A)	Vanuatu Republic (Audiotext)	***
678(C)	Vanuatu Republic (Cellular)	***
379	Vatican City	***
58	Venezuela	***
58(2)	Venezuela - Caracas	***
58(C)	Venezuela (Cellular)	***

CODE	COUNTRY	Rate Per Minute
84	Vietnam	***
84(C)	Vietnam (Cellular)	***
681	Wallis / Fatuna Island	***
681(A)	Wallis / Fatuna Island	***
685	Western Samoa	***
685(A)	Western Samoa (Audiotext)	***
967	Yemen, Republic of	***
381	Yugoslavia & Serbia	***
381(C)	Yugoslavia & Serbia (Cellular)	***
243	Zaire	***
243(C)	Zaire (Cellular)	***
260	Zambia	***
259	Zanzibar	***
263	Zimbabwe	***
263(C)	Zimbabwe (Cellular)	***

CC	MEXICO	Peak Rate Per Minute	Off-Peak Per Minute
52	BAND #1	***	***
52	BAND #2	***	***
52	BAND #3	***	***
52	BAND #4	***	***
52	BAND #5	***	***
52	BAND #6	***	***
52	BAND #7	***	***
52(5)	MEXICO CITY, MEXICO	***	***
52	BAND #8	***	***

NPA	CANADA	Rate Per Minute
ALL	Canada	***

Audiotext (all other countries not listed above)		***

Billing increments for (i) domestic and domestic off-shore calls are billed in six second increments, (ii) international calls are billed in six second increments after a thirty second minimum (calls to Mexico are billed in one minute increments), and (iii) directory assistance calls are billed at a flat rate.

Amended Exhibit K(a)

Global Crossing Access Directsm

Dedicated International Service

CODE	COUNTRY	Rate Per Minute
93	Afghanistan	***
355	Albania	***
213	Algeria	***
213(C)	Algeria (Cellular)	***
684	American Samoa	***
684(C)	American Samoa (Cellular)	***
376	Andorra	***
376(C)	Andorra (Cellular)	***
244	Angola	***
244(C)	Angola (Cellular)	***
1264	Anguilla	***
672	Antarctica - Casey	***
672	Antarctica - Scott	***
1268	Antigua/Barbuda	***
1268(A)	Antigua/Barbuda (Audiotext)	***
54	Argentina	***
54(1)	Argentina – Buenos Aires	***
54(A)	Argentina (Audiotext)	***
54(C)	Argentina (Cellular)	***
374	Armenia	***
374(C)	Armenia (Cellular)	***
297	Aruba	***
297(A)	Aruba (Audiotext)	***
247	Ascension Island	***
247(A)	Ascension Island (Audiotext)	***
61	Australia	***
61(C)	Australia (Cellular)	***
43	Austria	***
43(C)	Austria (Cellular)	***
994	Azerbaijan	***
994(C)	Azerbaijan (Cellular)	***
1242	Bahamas	***
973	Bahrain	***
973(A)	Bahrain (Audiotext)	***
973(C)	Bahrain (Cellular)	***
880	Bangladesh	***
880	Bangladesh - Dakka	***
880(C)	Bangladesh (Cellular)	***
1246	Barbados	***
375	Belarus	***
375(C)	Belarus (Cellular)	***
32	Belgium	***
32(C)	Belgium (Cellular)	***
501	Belize	***
229	Benin	***
1441	Bermuda	***
975	Bhutan	***
591	Bolivia	***
591(2)	Bolivia - La Paz	***
591(C)	Bolivia (Cellular)	***
387	Bosnia-Herzegovina	***
387(C)	Bosnia-Herzegovina (Cellular)	***
267	Botswana	***
55	Brazil	***
55(21)	Brazil – Rio De Janeiro	***
55(11)	Brazil Sao Paulo	***
55(C)	Brazil (Cellular)	***
1284	British Virgin Islands	***
673	Brunei	***
673(C)	Brunei (Cellular)	***
359	Bulgaria	***
359(C)	Bulgaria (Cellular)	***
226	Burkino Faso	***
257	Burundi	***
257(C)	Burundi (Cellular)	***
855	Cambodia	***
855(C)	Cambodia (Cellular)	***
237	Cameroon	***
237(A)	Cameroon (Audiotext)	***
237(C)	Cameroon (Cellular)	***
34	Canary Island	***
238	Cape Verde Islands	***
1345	Cayman Islands	***
236	Central African Republic	***
236(A)	Central African Republic	***
235	Chad Republic	***
235(A)	Chad Republic (Audiotext)	***
235(C)	Chad Republic (Cellular)	***
56	Chile	***
56(A)	Chile (Audiotext)	***
56(C)	Chile (Cellular)	***
86	China	***
86(1)	China – Beijing	***
86(591)	China – Fuzhou	***
86(20)	China – Guangzhou	***
86(21)	China – Shanghai	***
86(C)	China (Cellular)	***
61(9164)	Christmas Island	***
61(9162)	Cocos-Kelling Island	***
57	Colombia	***

CODE	COUNTRY	Rate Per Minute
57(1)	Colombia - Bogota	***
57(2)	Colombia - Cali	***
57(C)	Colombia (Cellular)	***
242	Congo Republic	***
242(C)	Congo Republic (Cellular)	***
682	Cook Islands	***
682(A)	Cook Islands(Audiotext)	***
682(C)	Cook Islands (Cellular)	***
506	Costa Rica	***
506(C)	Costa Rica (Cellular)	***
385	Croatia	***
385(C)	Croatia (Cellular)	***
53	Cuba	***
357	Cyprus	***
357(C)	Cyprus (Cellular)	***
420	Czech Republic	***
420(C)	Czech Republic (Cellular)	***
45	Denmark	***
45(C)	Denmark (Cellular)	***
246	Diego Garcia	***
253	Djibouti Republic	***
253(C)	Djibouti Republic (Cellular)	***
1767	Dominica	***
1767(A)	Dominica (Audiotext)*	***
1809	Dominican Republic	***
1809(A)	Dominican Republic	***
1809(C)	Dominican Republic (Cellular)	***
593	Ecuador	***
593(2)	Ecuador – Quito	***
593(C)	Ecuador (Cellular)	***
20	Egypt	***
20(1)	Egypt – Cairo	***
20(C)	Egypt (Cellular)	***
503	El Salvador	***
503(C)	El Salvador (Cellular)	***
240	Equatorial Guinea Republic	***
291	Eritrea	***
372	Estonia	***
372(C)	Estonia (Cellular)	***
251	Ethiopia	***
251(C)	Ethiopia (Cellular)	***
298	Faeroe Islands	***
500	Faulkland Islands	***
679	Fiji Islands	***
679(A)	Fiji Islands (Audiotext)	***
679(C)	Fiji Islands (Cellular)	***
358	Finland	***
358(C)	Finland (Cellular)	***
33	France	***
33(1)	France – Paris	***
33(C)	France (Cellular)	***
596	French Antilles/Martinique	***
596(A)	French Antilles/Martinique	***
594	French Guiana	***
689	French Polynesia	***
241	Gabon Republic	***
241(C)	Gabon Republic (Cellular)	***
220	Gambia	***
995	Georgia	***
995(C)	Georgia (Cellular)	***
49	Germany	***
49(30)	Germany – Berlin	***
49(69)	Germany – Frankfurt	***
49(40)	Germany – Hamburg	***
49(89)	Germany – Munich	***
49(A)	Germany (Audiotext)	***
49(C)	Germany (Cellular)	***
233	Ghana	***
233(C)	Ghana (Cellular)	***
350	Gibraltar	***
350(C)	Gibraltar (Cellular)	***
686	Gilbert Island	***
30	Greece	***
30(1)	Greece – Athens	***
30(C)	Greece (Cellular)	***
299	Greenland	***
299(C)	Greenland (Cellular)	***
1473	Grenada	***
590	Guadeloupe	***
590(A)	Guadeloupe (Audiotext)	***
53	Guantanamo Bay	***
502	Guatemala	***
502(C)	Guatemala (Cellular)	***
224	Guinea	***
245	Guinea Bissau	***
245(A)	Guinea Bissau (Audiotext)	***
245(C)	Guinea Bissau (Cellular)	***
592	Guyana	***

CODE	COUNTRY	Rate Per Minute
592(A)	Guyana (Audiotext)	***
592(C)	Guyana (Cellular)	***
509	Haiti	***
509(C)	Haiti (Cellular)	***
504	Honduras	***
504(C)	Honduras (Cellular)	***
852	Hong Kong	***
852(A)	Hong Kong (Audiotext)	***
852(C)	Hong Kong (Cellular)	***
36	Hungary	***
36(C)	Hungary (Cellular)	***
354	Iceland	***
354(C)	Iceland (Cellular)	***
91	India	***
91(80)	India – Bangalore	***
91(22)	India – Bombay	***
91(11)	India – New Delhi	***
91(C)	India (Cellular)	***
62	Indonesia	***
62(21)	Indonesia – Jakarta	***
62(C)	Indonesia (Cellular)	***
871	Inmarsat (AOR)	***
873	Inmarsat (IOR)	***
872	Inmarsat (POR)	***
874	Inmarsat (WAT)	***
98	Iran	***
98(C)	Iran (Cellular)	***
964	Iraq	***
353	Ireland	***
353(1)	Ireland – Dublin	***
353(C)	Ireland (Cellular)	***
881(6)	Iridium	***
881(7)	Iridium	***
972	Israel	***
972(C)	Israel (Cellular)	***
39	Italy	***
39(06)	Italy – Rome	***
39(C)	Italy (Cellular)	***
225	Ivory Coast	***
225(C)	Ivory Coast (Cellular)	***
1876	Jamaica	***
1876(C)	Jamaica (Cellular)*	***
81	Japan	***
81(90)	Japan – Okinawa	***
81(60)	Japan - Osaka	***
81(3)	Japan – Tokyo	***
81(C)	Japan (Cellular)	***
81(OM)	Japan Osaka (Military)	***
81(TM)	Japan Tokyo (Military)	***
962	Jordan	***
962(C)	Jordan (Cellular)	***
7(31-33)	Kazakhstan	***
254	Kenya	***
686	Kiribati	***
686(C)	Kiribati (Cellular)	***
965	Kuwait	***
965(C)	Kuwait (Cellular)	***
996	Kyrgyzstan	***
996(C)	Kyrgyzstan (Cellular)	***
856	Laos	***
371	Latvia	***
371(C)	Latvia (Cellular)	***
961	Lebanon	***
961(C)	Lebanon (Cellular)	***
266	Lesotho	***
231	Liberia	***
231(C)	Liberia (Cellular)	***
218	Libya	***
423	Liechtenstein	***
423(C)	Liechtenstein (Cellular)	***
370	Lithuania	***
370(C)	Lithuania (Cellular)	***
352	Luxembourg	***
352(C)	Luxembourg (Cellular)	***
853	Macao	***
853(C)	Macao (Cellular)	***
389	Macedonia	***
389(C)	Macedonia (Cellular)	***
261	Madagascar	***
261(A)	Madagascar (Audiotext)	***
261(C)	Madagascar (Cellular)	***
265	Malawi	***
60	Malaysia	***
60(3)	Malaysia – Kuala Lumpur	***
60(C)	Malaysia (Cellular)	***
960	Maldives Republic	***
960(A)	Maldives Republic (Audiotext)	***
960(C)	Maldives Republic (Cellular)	***

CODE	COUNTRY	Rate Per Minute
223	Mali Republic	***
356	Malta Republic	***
692	Marshall Islands	***
222	Mauritania	***
230	Mauritius	***
269	Mavotte Island (Comoros)	***
691	Micronesia	***
373	Moldova	***
373(A)	Moldova (Audiotext)	***
373(C)	Moldova (Cellular)	***
377	Monaco	***
377(A)	Monaco (Audiotext)	***
377(C)	Monaco (Cellular)	***
976	Mongolia	***
1664	Montserrat	***
1664(A)	Montserrat (Audiotext)	***
212	Morocco	***
212(C)	Morocco (Cellular)	***
258	Mozambique	***
95	Myanmar/Burma	***
264	Namibia	***
674	Nauru	***
674(A)	Nauru (Audiotext)	***
674(C)	Nauru (Cellular)	***
977	Nepal	***
977(C)	Nepal (Cellular)	***
31	Netherlands	***
31(C)	Netherlands (Cellular)	***
599	Netherlands Antilles	***
599(C)	Netherlands Antilles (Cellular)	***
687	New Caledonia	***
687(A)	New Caledonia (Audiotext)	***
64	New Zealand	***
64(C)	New Zealand (Cellular)	***
505	Nicaragua	***
505(C)	Nicaragua (Cellular)	***
227	Niger Republic	***
234	Nigeria	***
234(1)	Nigeria – Lagos	***
234(C)	Nigeria (Cellular)	***
683	Niue Island	***
683(A)	Niue Island (Audiotext)	***
683(C)	Niue Island (Cellular)	***
672	Norfolk Island	***
672(C)	Norfolk Island (Cellular)	***
850	North Korea	***
47	Norway	***
47(C)	Norway (Cellular)	***
968	Oman	***
92	Pakistan	***
92(C)	Pakistan (Cellular)	***
680	Palau Republic	***
507	Panama	***
507(A)	Panama (Audiotext)	***
507(C)	Panama (Cellular)	***
675	Papua New Guinea	***
675(A)	Papua New Guinea (Audiotext)	***
675(C)	Papua New Guinea (Cellular)	***
595	Paraguay	***
595(C)	Paraguay (Cellular)	***
51	Peru	***
51(C)	Peru (Cellular)	***
63	Philippines	***
63(2)	Philippines – Manila	***
63(C)	Philippines (Cellular)	***
48	Poland	***
48(C)	Poland (Cellular)	***
351	Portugal	***
351(C)	Portugal (Cellular)	***
974	Qatar	***
974(C)	Qatar (Cellular)	***
262	Reunion Island	***
40	Romania	***
40(C)	Romania (Cellular)	***
7	Russia	***
7(C)	Russia (Cellular)	***
250	Rwanda	***
250(C)	Rwanda (Cellular)	***
378	San Marino	***
378(C)	San Marino (Cellular)	***
239	Sao Tome	***
239(A)	Sao Tome (Audiotext)	***
966	Saudi Arabia	***
966(C)	Saudi Arabia (Cellular)	***
221	Senegal	***
221(A)	Senegal (Audiotext)	***
221(C)	Senegal (Cellular)	***
248	Sevchelles Island	***

CODE	COUNTRY	Rate Per Minute
248(A)	Sevchelles Island (Audiotext)	***
248(C)	Sevchelles Island (Cellular)	***
232	Sierra Leone	***
232(A)	Sierra Leone (Audiotext)	***
232(C)	Sierra Leone (Cellular)	***
65	Singapore	***
65(C)	Singapore (Cellular)	***
421	Slovakia	***
386	Slovenia	***
386(C)	Slovenia (Cellular)	***
677	Soloman Islands	***
677(A)	Soloman Islands (Audiotext)	***
677(C)	Soloman Islands (Cellular)	***
252	Somalia	***
27	South Africa	***
27(11)	South Africa – Johannesburg	***
27(A)	South Africa (Audiotext)	***
27(C)	South Africa (Cellular)	***
82	South Korea	***
82(C)	South Korea (Cellular)	***
34	Spain	***
34 (93)	Spain – Barcelona	***
34 (91)	Spain – Madrid	***
34(C)	Spain (Cellular)	***
94	Sri Lanka	***
94(C)	Sri Lanka (Cellular)	***
290	ST. Helena	***
1869	ST. Kitts/Nevis	***
1758	ST. Lucia	***
508	ST. Pierre & Miquelon	***
1784	ST. Vincent-Grenadines	***
1784(A)	ST. Vincent-Grenadines	***
1784(C)	ST. Vincent-Grenadines	***
249	Sudan	***
597	Suriname	***
597(C)	Suriname (Cellular)	***
268	Swaziland	***
46	Sweden	***
46(C)	Sweden (Cellular)	***
41	Switzerland	***
41(C)	Switzerland (Cellular)	***
963	Syria	***
886	Taiwan	***
886(2)	Taiwan – Taipei	***
886(C)	Taiwan (Cellular)	***
992	Taiikistan	***
992(C)	Taiikistan (Cellular)	***
255	Tanzania	***
255(C)	Tanzania (Cellular)	***
66	Thailand	***
66(2)	Thailand – Bangkok	***
66(C)	Thailand (Cellular)	***
228	Togo Republic	***
676	Tonga Islands	***
676(A)	Tonga Islands (Audiotext)	***
676(C)	Tonga Islands (Cellular)	***
1868	Trinidad & Tobago	***
1868(A)	Trinidad & Tobago (Audiotext)	***
1868(C)	Trinidad & Tobago (Cellular)*	***
216	Tunisia	***
90	Turkey	***
90(216)	Turkey – Istanbul	***
90(C)	Turkey (Cellular)	***
993	Turkmenistan	***
1649	Turks & Caicos Islands	***
1649(A)	Turks & Caicos Islands	***
688	Tuvalu	***
688(A)	Tuvalu (Audiotext)	***
688(C)	Tuvalu (Cellular)	***
256	Uganda	***
380	Ukraine	***
380(44)	Ukraine — Kiev	***
380(C)	Ukraine (Cellular)	***
971	United Arab Emirates	***
971(C)	United Arab Emirates (Cellular)	***
44	United Kingdom	***
44(C)	United Kingdom (Cellular)	***
598	Uruguay	***
998	Uzbekistan	***
678	Vanuatu Republic	***
678(A)	Vanuatu Republic (Audiotext)	***
678(C)	Vanuatu Republic (Cellular)	***
379	Vatican City	***
58	Venezuela	***
58(2)	Venezuela – Caracas	***
58(C)	Venezuela (Cellular)	***

CODE	COUNTRY	Rate Per Minute
84	Vietnam	***
84(C)	Vietnam (Cellular)	***
681	Wallis / Fatuna Island	***
681(A)	Wallis / Fatuna Island	***
685	Western Samoa	***
685(A)	Western Samoa (Audiotext)	***
967	Yemen, Republic of	***
381	Yugoslavia & Serbia	***
381(C)	Yugoslavia & Serbia (Cellular)	***
243	Zaire	***
243(C)	Zaire (Cellular)	***
260	Zambia	***
259	Zanzibar	***
263	Zimbabwe	***
263(C)	Zimbabwe (Cellular)	***

CC	MEXICO	Peak Rate Per Minute	Off-Peak Per Minute
52	BAND #1	***	***
52	BAND #2	***	***
52	BAND #3	***	***
52	BAND #4	***	***
52	BAND #5	***	***
52	BAND #6	***	***
52	BAND #7	***	***
52(5)	MEXICO CITY, MEXICO	***	***
52	BAND #8	***	***

NPA	CANADA	Rate Per Minute
ALL	Canada	***

Audiotext (all other countries not listed above)		***

Billing increments for (i) domestic and domestic off-shore calls are billed in six second increments, (ii) international calls are billed in six second increments after a thirty second minimum (calls to Mexico are billed in one minute increments), and (iii) directory assistance calls are billed at a flat rate.